UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613			59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)			(I.R.S. employer identification no.)

	11780 U.S. Highway One, Suite 600
	Palm Beach Gardens,	FL	33408
	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 627-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2021, Dycom Industries, Inc. (the “Company”) announced the appointment of Stephen C. Robinson as a director. Mr. Robinson is a retired partner of the law firm of Skadden, Arps, Slate, Meagher & Flom and practiced in their litigation department with a focus on government enforcement and white collar investigations. Mr. Robinson has previously served as a U.S. District Judge for the U.S. District Court for the Southern District of New York from 2003 to 2010, for which he was nominated by former President George W. Bush. He was also a former U.S Attorney for the District of Connecticut from 1998 to 2001 and was the Principal Deputy General Counsel for the Federal Bureau of Investigation from 1993 to 1995. Mr. Robinson has also served in multiple leadership and management roles, including as the Chief Executive Officer of Empower New Haven from 2002 to 2003 and as the Chief Compliance Officer of Aetna U.S Healthcare from 1996 to 1998. He currently is a trustee of several nonprofits, including Cornell University, Weill Cornell Medicine, The New York Community Trust and the Lincoln Center for the Performing Arts. In connection with Mr. Robinson’s appointment, the Company’s Board of Directors approved a resolution to increase the number of board members from seven to eight. The appointment, effective December 30, 2021, is for a term extending until the Company’s 2022 Annual Meeting of Shareholders.

The Board of Directors has not made a determination as to whether Mr. Robinson will be named to any committees of the Board of Directors.

Mr. Robinson’s compensation for service as a non-employee director will be consistent with that of the Company’s other non-employee directors, subject to proration to reflect the commencement date of his service on the Board. The non-employee director compensation program is described under the caption “Director Compensation” in the Company’s proxy statement for its 2021 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 15, 2021.

Mr. Robinson is not a party to any arrangement or understanding regarding his appointment as an officer, and does not have any family relationship with any of the Company’s executive officers or directors. Mr. Robinson is not a party to any transaction with the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 3, 2022

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Vice President, General Counsel and Corporate Secretary